                                                                    Exhibit 32.4

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002

I, Dale A. Schnittjer, Vice President and Chief Financial Officer of Teledyne Technologies Incorporated (the "Corporation"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, to my knowledge that:

1. the Form 10-K/A (Amendment No. 2 to the Annual Report of the Corporation for the period ended December 28, 2003) (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.



/s/ Dale A. Schnittjer
-----------------------------------------
Dale A. Schnittjer
Vice President and Chief Financial Officer
August 13, 2004


A signed original of this written statement required by Section 906 has been provided to Teledyne Technologies Incorporated and will be retained by Teledyne Technologies Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.